                                                                EXHIBIT I.A.(10)


                        APPLICATION FOR LIFE INSURANCE

This application is to:  [ ] John Hancock Mutual Life Insurance Company or
                         [ ] John Hancock Variable Life Insurance Company,
                             which will sometimes hereinafter be referred to as "the Company."

INSTRUCTIONS:
     1. Please print all answers legibly in black ink.
     2. Please complete only one "Page 2", depending on the plan applied for.
     3. Any change or deletion must be initialed by the Proposed Insured or Applicant.
     4. Part B must be completed on all people proposed for coverage unless they are to be medically examined.

---------------------------------------------------------------------------------------------------------------------------
        Please indicate type of case, complete the necessary section, and enter/send application where indicated
----------------------------------------------------------------------------------------------------------------------------
Type of Application                              Complete These Sections                           Enter/Send Application
----------------------------------------------------------------------------------------------------------------------------
[ ] New Life Insurance                     Part A
    Policy                                 Part B (if Nonmedical application)                      Enter case into ELUS
                                           Agreement and Signatures                                (Date entered:__/__/__)
    Replacement                            Authorization
                                           Page 9                                                  Send to Underwriting, C-5
    Pension Trust                          Pages 10-14 (if applicable)
----------------------------------------------------------------------------------------------------------------------------
[ ] Term Conversion                        Part A (except Questions 4, 6, and 8 of Box A,
    (of John Hancock term policies         Box M, and Questions 1, 2 ,4, and 5 of Box N)           Enter case into ELUS
    and riders)                            Part B (if excess amount/riders applied for)            (Date entered:__/__/__)
                                           Agreement and Signatures
                                           Authorization (if excess amounts/riders applied for)    Send to Underwriting, C-5
                                           Page 9
                                           Pages 10-14 (if applicable)
----------------------------------------------------------------------------------------------------------------------------
[ ] Rider Addition                         Part A (Boxes A, D, I, J, M, N, O, and S only)
    (to existing policy)                   Part B
                                           Agreement and Signatures                                Send to Contract
    Increases in Amount                    Authorization                                           Services, C-7
    (FlexV, MVL, UL)                       Page 9
                                           Pages 10-14 (if applicable)
    Option Change 1 to 2                   Use Boxes I and J on Page 2
    (FlexV, MVL, UL)
----------------------------------------------------------------------------------------------------------------------------
[ ] Change in Rating                       Part A (Box A and S only)
                                           Part B
                                           Agreement and Signatures                                Send to Contract
                                           Authorization                                           Services, C-7
                                           Sales Credit
----------------------------------------------------------------------------------------------------------------------------
[ ] Contractual Changes                    Part A (Box S only)
    (e.g., Exchange of Existing Policy,    Part B (If changing to Lower Premium Plan)
    Plan Changes, Amount Reductions)       Agreement and Signatures                                Send to Contract
    Option Change 2 to 1                   Authorization (if underwriting required)                Services, C-7
    (FlexV, MVL, UL)                       Sales Credit
-------------------------------------------------------------------------------------------------------------------------

  Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Form 156-Comb-95      [LOGO OF JOHN HANCOCK APPEARS HERE]
                              Financial Services

[LOGO OF JOHN HANCOCK APPEARS HERE]
Financial Services
                                                            POSITIVE ID REQUIRED


Underwriting Requirements

Please indicate which underwriting requirements have been ordered

                                                                 ---------------------------------------
                                                                  Proposed Insured           Spouse
--------------------------------------------------------------------------------------------------------
Paramedical or Medical Exam                                             [_]                    [_]
--------------------------------------------------------------------------------------------------------
APS in lieu of exam                                                     [_]                    [_]
--------------------------------------------------------------------------------------------------------
APS                                                                     [_]                    [_]
--------------------------------------------------------------------------------------------------------
Blood Studies                                                           [_]                    [_]
--------------------------------------------------------------------------------------------------------
Inspection Report                                                       [_]                    [_]
--------------------------------------------------------------------------------------------------------
EKG                                                                     [_]                    [_]
--------------------------------------------------------------------------------------------------------
Urinalysis                                                              [_]                    [_]
--------------------------------------------------------------------------------------------------------
Saliva Test                                                             [_]                    [_]
--------------------------------------------------------------------------------------------------------
Other:                                                                  [_]                    [_]
--------------------------------------------------------------------------------------------------------
Other:                                                                  [_]                    [_]
--------------------------------------------------------------------------------------------------------
Other:                                                                  [_]                    [_]
--------------------------------------------------------------------------------------------------------
Other:                                                                  [_]                    [_]
--------------------------------------------------------------------------------------------------------


1035 Exchange Checklist
This checklist is meant to serve as a quick reference for 1035 Exchanges. For more detail, please refer to your IRC Section 1035 Marketing
Representative's Kit

----------------------------------------------------------------------------------------------------------
1035 Internal Replacement
----------------------------------------------------------------------------------------------------------
Are the Replacement Forms required by the applicable state attached?                              [_]
----------------------------------------------------------------------------------------------------------
Is the original policy or policies being replaced attached?                                       [_]
----------------------------------------------------------------------------------------------------------
Is the completed Surrender Form (Policyowner Service Request Form) attached?                      [_]
----------------------------------------------------------------------------------------------------------
Is the Order to Pay Form (one per policy) attached?                                               [_]
----------------------------------------------------------------------------------------------------------
Have application questions 3a and 3b, Page 3, Box N been completed?                               [_]
----------------------------------------------------------------------------------------------------------
Is the Section 1035 Exchanged adjusted 7-pay premium calculation worksheet attached?              [_]
----------------------------------------------------------------------------------------------------------
If the new policy is a Modified Endowment (MEC), has page 12 of the application been signed?      [_]
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
1035 External Replacement    *May Not Be Prepaid
----------------------------------------------------------------------------------------------------------
Are the Replacement Forms required by the applicable state attached?                              [_]
----------------------------------------------------------------------------------------------------------
Is the external policy or policies being replaced attached?                                       [_]
----------------------------------------------------------------------------------------------------------
Is the 1035 Exchange Form 17010 attached? (One per policy)                                        [_]
----------------------------------------------------------------------------------------------------------
Have application questions 3a and 3b, Page 3, Box N been completed?                               [_]
----------------------------------------------------------------------------------------------------------
Is the Section 1035 Exchange adjusted 7-pay premium calculation worksheet attached?               [_]
----------------------------------------------------------------------------------------------------------
If the new policy is a Modified Endowment (MEC), has page 12 of the application been signed?      [_]
----------------------------------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
A. PROPOSED INSURED
--------------------------------------------------------------------------------
1.  Name of Proposed Insured (please print):

    First _________________________________  MI ________________

    Last _______________________________________________________

2.  Sex    [_] Male    [_] Female

3.  Date of Birth ___/___/___

4.  Place of Birth _____________________________________________
                        STATE           COUNTRY, IF NOT U.S.A.

5.  Soc. Sec. Number ___ - __ - ____

6.  Height   ______ft.  ______in.   7.  Weight   __________ lbs.

8.  Occupation _________________________________________________

    Military Pay Grade (if applicable) __

9.  Address ____________________________________________________
            STREET ADDRESS

    ____________________________________________________________
             CITY                             STATE      ZIP

10. Home Phone (___)___ - ____

11. Work Phone (___)___ - ____

12. Best time and place for Underwriting to call (in Proposed Insured's local time zone)__________________________________________________

13. Has the Proposed Insured smoked cigarettes or used any other tobacco product, i.e., cigars, pipes, snuff, chewing tobacco, etc., in the past [12] months?

    [ ] Yes
    [ ] No
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
B. BENEFICIARY OF PROCEEDS PAYABLE IN THE EVENT OF THE INSURED'S DEATH
--------------------------------------------------------------------------------
Please indicate full name and relationship to the Proposed Insured.
(please print)





Proceeds at death of any person other than the Proposed Insured shall be paid as provided in the applicable benefit provision.
The right is reserved to the owner to change the beneficiary as to any proceeds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C. COMPLETE THIS BOX ONLY IF OWNER IS NOT THE PROPOSED INSURED
--------------------------------------------------------------------------------
1.  Owner name (First, MI, Last) or name of trust or corp.
    (If more space is needed, use Special Request box and check here [_])

    ____________________________________________________________

2.  Soc. Sec. Number ___ - __ - ____
    (or Tax ID Number ______ -_________________________________)

3.  Occupation__________________________________________________

4.  Relationship to Proposed Insured

    ------------------------------------------------------------

5.  Date of birth ___/___/___

6.  Address

    ____________________________________________________________
            STREET ADDRESS

    ____________________________________________________________
            CITY                       STATE        ZIP

7a. (If PI is under age 15) Contingent Owner name and relationship to Proposed
    Insured (If none, leave blank)

    ____________________________________________________________

7b.  Contingent Owner age ______________________________________
--------------------------------------------------------------------------------
D. COMPLETE THIS BOX ONLY IF SPOUSE, APPLICANT OWNER, OR CHILDREN'S RIDERS
   DESIRED
--------------------------------------------------------------------------------
1. Please give the following information for all (other than Proposed Insured) being proposed for insurance, or Applicant Owner if Applicant Waiver applied for. If Children's Insurance is applied for, give names of Proposed Insured's children, adopted children, and stepchildren under age 15. If any child under age 15 is omitted, give name and explain why in box S. on Page 4.

---------------------------------------------------------------------------------------------------
                                   Date      Height     Weight   Relationship to    Present Total
First Name      MI   Last Name     of Birth  (ft./in.)  (lbs.)   Proposed Insured   Life Insurance
---------------------------------------------------------------------------------------------------
                                     / /
---------------------------------------------------------------------------------------------------
                                     / /
---------------------------------------------------------------------------------------------------
                                     / /
---------------------------------------------------------------------------------------------------
                                     / /
---------------------------------------------------------------------------------------------------

2a. Spouse's occupation ____________   Military Pay Grade (if applicable)___

2b. Spouse's Soc. Sec. Number __ - __ - ____

3. Has the Proposed Insured's spouse (if applying for insurance) smoked cigarettes or used any other tobacco product, i.e., cigars, pipes, snuff,
   chewing tobacco, etc., within the past [12] months?     [ ] Yes    [ ] No
--------------------------------------------------------------------------------


[Logo of John Hancock Financial                                                            Part A Statements to the Company's Agent
 Services Appears Here]

------------------------------------------------------------------------------------------------------------------------------------
                                    PLEASE COMPLETE THIS PAGE IF TRADITIONAL or TERM IS DESIRED
===================================================================================================================================
 E. PLAN
------------------------------------------------------------------------------------------------------------------------------------

 [ ] Modified Premium Whole Life (Mod Plus)                                       [ ] Indeterminate Premium Yearly Renewable Term:
 [ ] Level Premium Whole Life (Level Plus)                                            Decreasing
 [ ] [10] Year Level Premium Term
 [ ] Indeterminate Premium Yearly Renewable                                           Interest Rate______%;     Term______years
     Term: Level
                                                                                  [ ] Other (specify)___________________________

====================================================================================================================================
 F. SUM DESIRED
-----------------------------------------------------------------------------------------------------------------------------------
 $
   ---------------------------------------
===================================================================================================================================
 G. PAYMENT DETAILS
------------------------------------------------------------------------------------------------------------------------------------

 1. Premium billing interval                                                      2. Do you elect to have overdue premiums
                                                                                     automatically paid, if and when applicable
    [ ] Annual                       [ ] Semiannual                                  and available, by:
    [ ] Quarterly                    [ ] Monthly(premiumatic)
    [ ] Monthly-Military Allotment                                                   a. Dividend values?        [ ] Yes   [ ] No
    [ ] Employee Consultation (Case # __________)                                    b. Policy value loan?      [ ] Yes   [ ] No

===================================================================================================================================
 H. DIVIDEND OPTION ELECTION  (Whole Life only. If AIP Rider is elected in Box below, do not choose a dividend option)
-----------------------------------------------------------------------------------------------------------------------------------

        Select one of the 15 options in this box.

    [ ] A.  Taken in cash                                                         [ ] BC. Applied to premium, balance left on
    [ ] B.  Applied to premium                                                            deposit
    [ ] C.  Left on deposit                                                       [ ] BD. Applied to premium, balance to buy
    [ ] D.  Buy paid-up insurance                                                         paid-up insurance
    [ ] LA. Levelize premium, balance in cash                                     [ ] BI. Applied to premium, balance to repay
    [ ] LC. Levelize premium, balance left on                                             loan and then buy paid-up insurance
            deposit                                                               [ ] EA. Buy one-year term, balance in cash
    [ ] LD. Levelize premium, balance to buy                                      [ ] EB. Buy one-year term, balance to reduce
            paid-up insurance                                                             premium
    [ ] LI. Levelize premium, balance to repay                                    [ ] EC. Buy one-year term, balance left on
            loan and then buy paid-up insurance                                           deposit
                                                                                  [ ] ED. Buy one-year term, balance to buy
                                                                                          paid-up insurance

===================================================================================================================================
 I. RIDERS ON PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------

    [ ] Disability Waiver of Premiums                                             [ ] Paid-Up Insurance (PUI)
    [ ] Accidental Death Benefit $__________                                          [ ] Lump Sum Payment (Option 1) $_________
    [ ] YRT Level Death Benefit  $__________                                          [ ] Level Annual Premium (Option 2)
    [ ] YRT Decreasing Death Benefit $________                                             $____________ per year for ______ years
        Interest Rate_____%;  Term______years                                         [ ] Modified fill-in premium for 5 years
    [ ] Additional Insurance Protection (AIP)                                             (Option 3)
        Premium $________ Face amount $_______                                        [ ] Living Care Benefit
        Optional Lump Sum $__________                                                     (Accelerated Death Benefit)
        [ ] AIP Levelized Premium Option                                              [ ] Insurance of Insurability,
        [ ] AIP Cost Recovery Option;______years, ______%                                 Purchase Limit $_______________
        [ ] AIP Increase Option;_______years, ______%                                 [ ] Other Available Riders (please specify)
                                                                                      __________________________________________
                                                                                      __________________________________________
                                                                                      __________________________________________

===================================================================================================================================
 J. RIDERS ON  OTHER THAN PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------

    (Please be sure info on any person proposed for insurance is on Page 1, Box D.)

    [ ] Children's Insurance $_________________                                   [ ] Applicant's Disability Waiver of Premiums
    [ ] YRT Level on Spouse  $_________________                                   [ ] Other Available Riders (please specify)
    [ ] YRT Decreasing on Spouse $________________                                ___________________________________________
        Interest Rate______%; Term ______years                                    ___________________________________________
                                                                                  ___________________________________________

===================================================================================================================================
                                                     Page 2 (Traditional/Term)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
PLEASE COMPLETE THIS PAGE IF Flex V or MVL IS DESIRED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
E. PLAN
[_] Scheduled Premium Variable Whole Life Insurance (Flex V)
[_] Medallion Variable Life Insurance (MVL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
F. SUM INSURED
--------------------------------------------------------------------------------
   $______________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
H. DEATH BENEFIT OPTIONS
--------------------------------------------------------------------------------
  [_] Option 1: Level Death Benefit
        (Guideline Premium Test)
  [_] Option 2: Variable Death Benefit
        (Guideline Premium Test)
  [_] Option 3: Level Death Benefit with Greater Funding
        (Cash Value Accumulation Test)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I. RIDERS ON OTHER THAN PROPOSED INSURED
--------------------------------------------------------------------------------
     (Please be sure information on any person for insurance
      is completed on Page 1, Box D.)
[_] Children's Insurance $__________________________________
[_] YRT Level on spouse  $__________________________________
[_] YRT Decreasing on Spouse $______________________________
    Interest Rate____ %; Term ____ years
[_] Applicant's Disability Payment of Required Premiums
    (Not available for MVL)
[_] Other Available Riders (please specify)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K. SUBACCOUNT INVESTMENT OPTION
--------------------------------------------------------------------------------
  Equity      Stock.............................. ____%
              Select Stock....................... ____%
              Special Opportunities.............. ____%
              Real Estate Equity................. ____%
              International...................... ____%
  Bond and Money Market
              Bond............................... ____%
              Short-Term U.S. Government......... ____%
              Money Market....................... ____%
  Asset Allocation
              Managed...........................  ____%
  Fixed
              Fixed Account.....................  ____%
-------------------------------------------------------------
           PERCENTAGES MUST BE WHOLE AND TOTAL 100%
--------------------------------------------------------------------------------
   Telephone Transfer and Loan Option
   [_] Yes   [_] Transfer Only   [_] Loan Only   [_] No
   I direct the Company to act upon telephone instructions
   from the owner (a trustee, if the owner is a trust; or an
   authorized business official, if the owner is a business entity)
   to change future payment allocations, transfer existing funds among the investment options, and process policy loans,
   subject to the provisions of the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
G. PAYMENT DETAILS
--------------------------------------------------------------------------------

1. Premium billing interval (Choose One)
  [_] Annual                            [_] Semiannual
  [_] Quarterly                         [_] Monthly-(premiumatic)
  [_] Monthly--Military Allotment (Not available for MVL)
  [_] Employee Consultation (Case #___________)

2. Do you elect to have premiums paid         [_] Yes   [_] No
   by automatic loan? (Not available for MVL)

3. Planned Premium $ ______ (Enter annual amount)
     Optional: Annual increase at _____% OR $ _______ annually for _____ years

4. Planned First Year Lump Sum $ _____________

                    (in addition to amount indicated in #3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
J. RIDERS ON PROPOSED INSURED
--------------------------------------------------------------------------------
[_] Disability Payment of Required Premiums
[_] Accidental Death Benefit $ ____________
[_] Living Care Benefit (Accelerated Death Benefit)
[_] Premium Cost Recovery (YRT Death Benefit)
      Term _____ years
      Interest Rate ____%(Optional)
[_] Renewal Term Riders $_______________
      (Choose one of the following):
      [_] YRT Level Death Benefit
      [_] YRT Target Term
      [_] YRT Increasing Death Benefit
            Interest Rate ____% Term ____ years
      [_] YRT Decreasing Death Benefit
            Interest Rate ____% Term ____ years
[_] Other Available Riders (Please Specify)

  --------------------------------------------------------------------

  --------------------------------------------------------------------
--------------------------------------------------------------------------------
L. SUITABILITY (Applies to both the Proposed Insured and if different, the
   Owner)
--------------------------------------------------------------------------------

1. Have you received a prospectus for the policy applied for?   [_] Yes  [_] No
   (If YES, Prospectus Date: ______________________________)

2. Do you understand that the amount above the initial
   Death Benefit and the entire amount of the Account           [_] Yes  [_] No
   Value may increase or decrease depending on investment experience?

3. Is the policy and allocation of subaccounts in
   accord with your insurance objectives and your               [_] Yes  [_] No
   anticipated financial needs?

4. Have you received an illustration of benefits based          [_] Yes  [_] No
   on your Planned Premium?
--------------------------------------------------------------------------------
                              Page 2 (FlexV/MVL)

[LOGO OF JOHN HANCOCK APPEARS HERE]    Part A Statements to the Company's Agent
        Financial Services

--------------------------------------------------------------------------------
            PLEASE COMPLETE THIS PAGE IF UNIVERSAL LIFE IS DESIRED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
E. PLAN
--------------------------------------------------------------------------------
[_] Flexible Premium Adjustable Life (Universal Life)
[_] Other (specify) ____________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
F. SUM INSURED
--------------------------------------------------------------------------------

$ ______________________________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
G. PAYMENT DETAILS
--------------------------------------------------------------------------------
1. Premium billing interval
   [_] Annual
   [_] Quarterly
   [_] Monthly-Military Allotment
   [_] Employee Consultation (Case #_________)
   [_] Planned Single Payment
   [_] Semiannual
   [_] Monthly (premiumatic)

2. Planned premium for interval                           $ ____________

3. Intended additional first year premium                 $ ____________

Limited and Single payment projections are based on variable assumptions and are not guaranteed. Additional premiums may have to be paid to keep your insurance in force.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
H. DEATH BENEFIT OPTION (check one)
--------------------------------------------------------------------------------
[_]    Option 1-Sum Insured
[_]    Option 2-Sum Insured plus Policy Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
I. RIDERS ON PROPOSED INSURED
--------------------------------------------------------------------------------
[_] Disability Waiver of Monthly Charges
[_] Accidental Death Benefit
        Initial Amount $_________________________________
[_] Insurance of Insurability (issue ages 37 and under)
        Increase Limit $_________________________________
[_] Living Care Benefit (Accelerated Death Benefit)
[_] Other Available Riders (please specify)

    ____________________________________________________________________

    ____________________________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
J. RIDERS ON OTHER THAN PROPOSED INSURED
--------------------------------------------------------------------------------
(Please be sure information on any person proposed for insurance is completed on Page 1, Box D.)
[_] Children's Insurance $_______________________________
[_] YRT Level on Spouse  $_______________________________
[_] Other Available Riders (please specify)

    ____________________________________________________________________

    ____________________________________________________________________
--------------------------------------------------------------------------------
K. TELEPHONE LOAN OPTION
--------------------------------------------------------------------------------
I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust, or an authorized business official, if the owner is a business entity) to process policy loans, subject to the provisions of the contract.

[_]  Yes    [_]  No
--------------------------------------------------------------------------------



                            Page 2 (Universal Life)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
PLEASE COMPLETE THIS PAGE IF HIGH BAND UNIVERSAL LIVE IS DESIRED
--------------------------------------------------------------------------------
E. PLAN
                 [_] Flexible Premium Adjustable Life - HBI
                 [_] Flexible Premium Adjustable Life - HB2
--------------------------------------------------------------------------------
F. BENEFITS
--------------------------------------------------------------------------------
1. Basic Sum Insured ______________________

2. Death Benefit Option (choose one)
   [_] Option A - Sum Insured only
   [_] Option B - Sum Insured plus Account Value
   [_] Option M - Sum Insured, plus Optional Extra Death
       Benefit with calculation beginning
       [_] at Date of Issue or
       [_] at policy year _______

3. [_] Additional Sum Insured (ASI) (check if desired)

   a. Check no more than one of the following
      [_] ASI of $________
          [_] for life of policy or [_]________policy years.
          [_] with Total Sum Insured increasing by
               [_]____% or [_]$______per year for
               [_] life of policy or [_]____policy years.
      [_] Customized Schedule (list by policy year or years):
          Policy Year(s)         ASI Amount
          --------------         ----------
          ______-_______       $ _______________  (1)
          ______-_______       $ _______________  (2)
          ______-_______       $ _______________  (3)
          ______-_______       $ _______________  (4)
          ______-_______       $ _______________  (5)
          ______-_______       $ _______________  (6)
          ______-_______       $ _______________  (7)
          ______-_______       $ _______________  (8)
          ______-_______       $ _______________  (9)
          ______-_______       $ _______________  (10)
          (If more space needed, attach separate schedule)

   b. [_] Premium Cost Recovery
          [_] life of policy or [_]______ policy years
          Optional: Recovery increase percentage___________%
          Optional: Recovery increase years__________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
G. PAYMENT DETAILS
--------------------------------------------------------------------------------
1. Premium Billing Interval

   [_] Annual                     [_] Semiannual
   [_] Quarterly                  [_] Monthly (premiumatic only)
   [_] Employee Consultation (Case#__________)

2. Planned Premium (Check a or b, or Target Premium will be billed.)

   a. [_] $______________annually for______years(s)
           Optional: Annual Increase of______% OR
           $____________annually for _____year(s)
      Additional first year Planned Premium $_____________

   b. [_] Customized Schedule (list by policy year or years):
          Policy Year(s)         Planned Premium Amount
          --------------         ----------------------
          ______-_______       $ _______________  (1)
          ______-_______       $ _______________  (2)
          ______-_______       $ _______________  (3)
          ______-_______       $ _______________  (4)
          ______-_______       $ _______________  (5)
          ______-_______       $ _______________  (6)
          ______-_______       $ _______________  (7)
          ______-_______       $ _______________  (8)
          ______-_______       $ _______________  (9)
          ______-_______       $ _______________  (10)
          (If more space needed, attach separate schedule)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
H. RIDERS ON PROPOSED INSURED
--------------------------------------------------------------------------------
[_] Disability Waiver of Monthly Charges
[_] Living Care Benefit (Accelerated Death Benefit)
[_] Other Available Riders (please specify)

  -----------------------------------------------------------

  -----------------------------------------------------------

  -----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
I. LIFE INSURANCE DEFINITION
--------------------------------------------------------------------------------
         [_] Cash Value Accumulation Test  [_] Guideline Premium Test
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. TELEPHONE LOAN OPTION
--------------------------------------------------------------------------------
I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust or an authorized business official, if the owner is a business entity) to process policy loans, subject to the provisions of the contract.
[_] Yes     [_] No
--------------------------------------------------------------------------------

                        Page 2 (Universal Life HB1/HB2)

                                        Part A Statements to the Company's Agent
--------------------------------------------------------------------------------
M. UNDERWRITING INFORMATION
("ANY PERSON" MEANS ANY PERSON BEING PROPOSED FOR INSURANCE ON THIS PART A.)
--------------------------------------------------------------------------------
1. Has any person done in the past three years, or intend to do any:
     a. flying except as a passenger on regularly
        scheduled airlines?                                      [ ] Yes  [ ] No
        (If yes, please complete aviation questionnaire.)
     b. skin/scuba diving, parachuting, motorized racing,
        or other hazardous sports?                               [ ] Yes  [ ] No
        (If yes, please complete avocation questionnaire.)
2. In the past three years has any person been convicted
   of two or more motor vehicle moving violations or had
   a driving license suspended or revoked?                       [ ] Yes  [ ] No
3. In the past 10 years has any person been convicted of
   or incarcerated for the violation of any criminal law
   (unless later acquited), are any criminal charges now
   pending against any person, or is any person currently
   on probation?                                                 [ ] Yes  [ ] No
4. Does any person intend to reside or travel outside
   the U.S. or Canada?                                           [ ] Yes  [ ] No

If any of questions 2 - 4 are answered "yes", please explain:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
N. OTHER INSURANCE/REPLACEMENT INFORMATION
--------------------------------------------------------------------------------
1. Give information indicated as to all insurance in force on any person proposed for insurance, including term riders.
--------------------------------------------------------------------------------
  Company        Issue Year   Plan    Amount    ADB Amount  Business Insurance?
--------------------------------------------------------------------------------
                                                              [_] Yes [_] No
--------------------------------------------------------------------------------
                                                              [_] Yes [_] No
--------------------------------------------------------------------------------
                                                              [_] Yes [_] No
--------------------------------------------------------------------------------
                                                              [_] Yes [_] No
--------------------------------------------------------------------------------
                                                              [_] Yes [_] No
--------------------------------------------------------------------------------
2. Is any other insurance application now pending or
   contemplated on the life of any person proposed for
   insurance?                                                 [ ] Yes  [ ] No
   If yes, which person(s)?
                           -----------------------------------------------------
   What company(ies)/amounts?
                             ---------------------------------------------------
3a. Is the insurance applied for intended to replace
    or change any life insurance or annuity now in
    force on any person proposed for insurance? (If
    yes, give writing company of insurance being
    replaced, policy number, and insurance amount.)           [ ] Yes  [ ] No
--------------------------------------------------------------------------------
  Company              Policy #          Amount  Company  Policy #  Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3b. Check this box if this case is a 1035 exchange [_]
    (Please refer to inside front cover for 1035 Exchange Guidelines.)
4. Is Disability Insurance with Provident or Long Term Care Insurance with John Hancock currently being applied for?
   [_] No  [_] Yes, DI (Date of application ____________  )
   [_] Yes, LTC (Date of application ___________________  )
5. Has any application for life, disability, or health
   insurance on any person being proposed for insurance
   ever been declined, postponed, or modified?                [ ] Yes  [ ] No
   (If "Yes," give most recent company, including John Hancock.)

   ----------------------------------------------------------------------------
   COMPANY                          APPROXIMATE DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
O. PLEASE COMPLETE THIS BOX ONLY IF ADVANCE PAYMENT IS BEING MADE
--------------------------------------------------------------------------------
1. How much advance payment is included with this Part A? $ ____________
   (Write check to John Hancock Mutual Life or John Hancock Variable Life, as appropriate. 1035 external replacements may not be prepaid.)
--------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
P. CUSTOM DATING (OPTIONAL)
--------------------------------------------------------------------------------
If no other date request is indicated, our regular dating practices will apply.

[_] Back date to save age        [_] Issue date of      ___ / ___ /___

(Generally, for FlexV and MVL the issue date may not be earlier than the Part A date.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
R. CONVERSION DETAILS Note: Complete this box only for conversion of Term Insurance. Children's Insurance, or Purchase Options (1 of 1, SPB, PPB)
--------------------------------------------------------------------------------

1. [_] This is a    [_] Full    [_] Partial    Term Conversion from:

   ------------------------------------------------------------------------------------------------------
   a. Policy Number              Conversion Type       Amount Converted        Amount Remaining In Force
   ------------------------------------------------------------------------------------------------------
                                 Base Policy Amount
                                 ------------------------------------------------------------------------
   #                             ___________ Rider
   ------------------------------------------------------------------------------------------------------
                                 ___________ Rider
   ------------------------------------------------------------------------------------------------------
   b. Policy Number              Conversion Type       Amount Converted        Amount Remaining In Force
   ------------------------------------------------------------------------------------------------------
                                 Base Policy Amount
                                 ------------------------------------------------------------------------
   #                             ___________ Rider
   ------------------------------------------------------------------------------------------------------
                                 ___________ Rider
   ------------------------------------------------------------------------------------------------------

2. [_] Conversion of Children's Insurance from Policy # ________________________

3. [_] This is an election under  [_] 1 of 1 [_] SPB [_]PPB from Policy #_______

   [_] Regular Purchase Date, OR [_] Alternate Purchase Date because of ________ on ___ / ___ / ___

4. Is Insured now totally disabled, or is Insured receiving any payments for
   sickness or injury?    [_] Yes   [_] No
   (If yes, give details in Box S below.)

--------------------------------------------------------------------------------
S. SPECIAL REQUESTS
--------------------------------------------------------------------------------

[_] Please change Question ____ in Box ____ on Page ____ of this Part A to read:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

[_] Conversion - Benefits Carried Over  [_] Conversion - Preferred Requested

[_] Contractual Change Request   Please change Policy Number _______ as follows:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


[_] Change Planned Premium, if applicable, for above contractual change.
    (FLEXV, MVL, UL only)

[_] Other special requests:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part B Statements to the Company's Agent
Financial Services

--------------------------------------------------------------------------------
COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY
--------------------------------------------------------------------------------

   Please give full details below for every "Yes" answer to Questions 1 - 4 as to each person proposed for insurance, who is referred to below as "any person." BE SURE TO INCLUDE THE NAMES/ADDRESSES OF ANY TREATMENT PROVIDERS.

1. Has any person ever been treated for or had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or psychiatric disorder, lung or respiratory disease, or blood disorder?
   [ ] Yes   [ ] No

2. Has any person had or ever been diagnosed or treated by a physician or other medical practitioner for Human Immunodeficiency Virus III or Acquired Immune Deficiency Syndrome (AIDS)?
   [ ] Yes   [ ] No

3. Within the past 5 years has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance?
   [ ] Yes   [ ] No

4. Other than the above, within the past 5 years has any person
      a) been admitted to a hospital or other medical or rehabilitation
         facility?          [ ] Yes   [ ] No
      b) consulted or been treated by a physician, or had a medical exam or
         checkup?           [ ] Yes   [ ] No

5. Is any person proposed for insurance currently taking any prescription drug?
                            [ ] Yes   [ ] No
   If yes, which person? _______________________________________________________
   What drugs? How frequently? _________________________________________________

6. If the Proposed Insured has a personal physician, please enter name, address, and details below. Otherwise leave blank.

   _____________________________________________________________________________
   FIRST NAME                   MI                    LAST NAME

   _____________________________________________________________________________
   STREET ADDRESS                           CITY            STATE       ZIP CODE

   Date last seen____________________    Reason(s) last seen____________________

--------------------------------------------------------------------------------

Details to "yes" answers.

Question No.___________________________________

Name of person_________________________________

Condition______________________________________

Date of onset_________ Last occurrence_________

Treatment/medication, if any___________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________
--------------------------------------------------------------------------------

Question No.___________________________________

Name of person_________________________________

Condition______________________________________

Date of onset_________ Last occurrence_________

Treatment/medication, if any___________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________
--------------------------------------------------------------------------------

Question No.___________________________________

Name of person_________________________________

Condition______________________________________

Date of onset_________ Last occurrence_________

Treatment/medication, if any___________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________
--------------------------------------------------------------------------------

Question No.___________________________________

Name of person_________________________________

Condition______________________________________

Date of onset_________ Last occurrence_________

Treatment/medication, if any___________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________
      Please record any additional details on a separate piece of paper.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

A. The statements and answers on pages 1 through 5 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new policy or additional benefit provision issued on this application.

B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement Form 156-TIA-95 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Mutual Life Insurance Company and the John Hancock Variable Life Insurance Company does not exceed $1,000,000 life insurance.

C. If the applicant has a right to have the new policy issued as requested without completing any Part B, the new policy will take effect as of its Date of Issue, provided the initial payment has been made with this application.

D. In cases other than those described in B and C above, any new policy or Benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereon and (2) only if at the time of such delivery and payment each person proposed for insurance in parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.

E. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the company. A medical examiner is not an agent of the Company.

         Provisions F and G apply only if FlexV or MVL  is applied for

F. All benefits, payments, and values, including the Death Benefit and Account or Cash Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero.

G. The registered representative's signature below certifies that a prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant and that no written sales materials other than those approved by JHVLICO have been used.

     Provisions H, I, J, K, and L apply if the policy applied for is a term conversion or purchase option

H. The new policy will be a new, separate contract. If the new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated in Paragraph C above.

I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 2 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of the new policy.

J. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless it is discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.

K. If the new policy is issued in exchange for the original policy, any nonforfeiture option election applicable to the original policy will be applicable to the new policy, if available, unless otherwise requested in writing.

L. Ownership and control of any policy issued on the attached application will be determined by the terms of the new policy.

--------------------------------------------------------------------------------

   All statements and answers in this application are to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to this application.

_______________________________________    _____________________________________
Signature of Proposed Insured,             Applicant's Signature
if other than Applicant
and age 15 or over

_______________________________________    _____________________________________
Signature of Proposed Insured's Spouse,    Witness (Agent must witness where
if proposed for insurance                  required by law)


_______________________________________    _____________________________________
Policyowner, Assignee or irrevocable       City or Town               State
Beneficiary (Signature required only for exchange of policy or benefit provisions)
                                           on__________________, 19_____
                                                   Date

                     This page is intentionally left blank

--------------------------------------------------------------------------------
                 TO BE COMPLETED IN EVERY CASE. DO NOT DETACH
--------------------------------------------------------------------------------

                       Authorization and Acknowledgment

     I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned and any children of the undersigned if proposed for insurance to give to the John Hancock Company or its affiliates and reinsurers any such information, including information concerning every condition for which each has been under observation or treatment, including if the information specified contains information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment. I hereby authorize the Company to release any records or other information in their possession regarding each of the undersigned, and any children of the undersigned if proposed for insurance, to the JH Networking Insurance Agency, Inc. which may use this information in its efforts to secure insurance coverage for substandard risks with other insurance companies, a list of which is available upon request.

     I acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains on the reverse side a notice concerning the Medical Information Bureau.

     A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the proposed Insured's signature.

______________________________________    _____________________________________
Signature of Proposed Insured's Spouse,   Signature of Proposed Insured, if age
if proposed for Insurance                 15 or over, or Applicant if Proposed
                                          Insured is under age 15


______________________________________    _________________________19__________
Name of Proposed Insured, if under 15                Date
(please print)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    REFERRED LEADS: TO BE DETACHED IN AGENCY
--------------------------------------------------------------------------------

  ____________________________________________________________
     FIRST NAME             MI         LAST NAME

  ____________________________________________________________
     STREET ADDRESS

  ____________________________________________________________
     CITY                              STATE      ZIP

  Home Phone     (____)____-______

  Work Phone     (____)____-______


  ____________________________________________________________
     FIRST NAME             MI         LAST NAME

  ____________________________________________________________
     STREET ADDRESS

  ____________________________________________________________
     CITY                              STATE      ZIP

  Home Phone     (____)____-______

  Work Phone     (____)____-______

                                MORE ON REVERSE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DETACH THIS SECTION AND GIVE TO CLIENT
--------------------------------------------------------------------------------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          Notice to Each Person Proposed for New or Changed Coverage

     As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to us at:

                         John Hancock
                         P.O. Box 111 John Hancock Place
                         Underwriting - Federal Fair Credit Control C-5 Boston, Massachusetts 02117

     For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number.


--------------------------------------------------------------------------------

[LOGO OF JOHN HANCOCK APPEARS HERE]
Financial Services




--------------------------------------------------------------------------------
                   REFERRED LEADS: TO BE DETACHED IN AGENCY
--------------------------------------------------------------------------------


  ___________________________________________________________________________
  FIRST NAME                     MI                    LAST NAME

  ___________________________________________________________________________
  STREET ADDRESS

  ___________________________________________________________________________
  CITY                                          STATE        ZIP

  Home Phone(____)_____-_______

  Work Phone(____)_____-_______
--------------------------------------------------------------------------------

  ___________________________________________________________________________
  FIRST NAME                     MI                    LAST NAME

  ___________________________________________________________________________
  STREET ADDRESS

  ___________________________________________________________________________
  CITY                                          STATE        ZIP

  Home Phone(____)_____-_______

  Work Phone(____)_____-_______
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DETACH THIS SECTION AND GIVE TO CLIENT
--------------------------------------------------------------------------------

     Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.
     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.
     The address of the Bureau's information office is:

                            Medical Information Bureau
                            Post Office Box 105, Essex Station
                            Boston, Massachusetts 02112
                            Telephone (617) 426-3660

     The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.
     Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.
     Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.
--------------------------------------------------------------------------------
Form 156-Comb-95

----------------------------------------------------------------------------------------------------------------------------------
                                                   SALES CREDIT FOR APPLICATION
----------------------------------------------------------------------------------------------------------------------------------
   AGENCY NAME             ORD. CODE    CITY TAX  GA/AM INITIALS
[_______________________]  [_][_][_]  [_][_][_][_]  [_][_][_]

SALES/STAFF MGR. NAME            NUMBER    1      MARKETING REP. NAME    CONTRACT    MARKTG REP. #     MARKTG TERR. #     %
[_______________________]  [_][_][_][_][_][_]  [_______________________]  [_][_]  [_][_][_][_][_][_]  [_][_][_][_][_]  [_][_][_]

SALES/STAFF MGR. NAME            NUMBER    2      MARKETING REP. NAME    CONTRACT    MARKTG REP. #     MARKTG TERR. #     %
[_______________________]  [_][_][_][_][_][_]  [_______________________]  [_][_]  [_][_][_][_][_][_]  [_][_][_][_][_]  [_][_][_]

SALES/STAFF MGR. NAME            NUMBER    3      MARKETING REP. NAME    CONTRACT    MARKTG REP. #     MARKTG TERR. #     %
[_______________________]  [_][_][_][_][_][_]  [_______________________]  [_][_]  [_][_][_][_][_][_]  [_][_][_][_][_]  [_][_][_]
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SUPPLEMENTARY UNDERWRITING INFORMATION (REQUIRED FOR ALL CASES)
--------------------------------------------------------------------------------
1. Please provide the Proposed Insured's addresses for the last two years.

Time at Residence    Street Address            City/Town           State  ZIP

                     See Part A, Page 1
___yrs. ___mos.      ___________________________________________________________
___yrs. ___mos.      ___________________________________________________________
___yrs. ___mos.      ___________________________________________________________

2. Please provide the Proposed Insured's employment details for the last two years.

Time Employed        Employer Name  Street Address  City/Town  State  ZIP

___yrs. ___mos.      ___________________________________________________________
___yrs. ___mos.      ___________________________________________________________
___yrs. ___mos.      ___________________________________________________________

3. Driver's License  State__________  Number_____________

4. How long have you known the Proposed Insured? ______________

5. Are you related to the Proposed Insured? [_] Yes (relationship)_______ [_] No

6. Has Proposed Insured been known by any   [_] Yes (what names)_________ [_] No
   other names within the last ten years?

7. Check the ONE choice that best describes the Proposed Insured's marital status (in case of juvenile insurance, the premium payor).

     [_] a. Married with ONE spouse working full time for pay

     [_] b. Married with BOTH spouses working full time for pay

     [_] c. Retired married couple

     [_] d. Never married

     [_] e. Divorced

     [_] f. Widowed

     [_] g. Other____________________________

8. What is the approximate household income of the Proposed Insured?

     [_] a. Less than $20,000
     [_] b. $20,000 to $29,000
     [_] c. $30,000 to $39,000
     [_] d. $40,000 to $49,000
     [_] e. $50,000 to $74,999
     [_] f. $75,000 to $100,000
     [_] g. More than $100,000

9. What is the approximate household income of the Policy Owner?

     [_] a. Less than $20,000
     [_] b. $20,000 to $29,000
     [_] c. $30,000 to $39,000
     [_] d. $40,000 to $49,000
     [_] e. $50,000 to $74,999
     [_] f. $75,000 to $100,000
     [_] g. More than $100,000

10.  (For contractual changes) To the best of your      [_] Yes        [_] No
     knowledge, is the Insured now in good health?

--------------------------------------------------------------------------------
  From my knowledge and investigation, the proposed insured is of temperate habits and good moral character, and I know nothing affecting the insurability of the Proposed Insured not stated hereon, and I recommend his/her acceptance without qualification.
  Proposed Insured interviewed by me on ___/___/___.
  The Federal Fair Credit Reporting Act notice has been delivered as required.

--------------------------------------------------------------------------------
Sales Manager/Staff Manager/Marketing Representative


-------AGENT--------------------------------------------------------------------
 Is the insurance applied for a replacement according to John Hancock's current replacement rules? [_] Yes [_] No
--------------------------------------------------------------------------------

This application and report have been reviewed by me, and I recommend risk.



--------------------------------------------------------------------------------
General Agent/Agency Manager

--------------------------------------------------------------------------------

[lOGO OF JOHN HANCOCK APPEARS HERE]
Financial Services

--------------------------------------------------------------------------------
    AUTHORIZATION FOR PREMIUMATIC BILLING (DO NOT REMOVE FROM APPLICATION)
--------------------------------------------------------------------------------

  I authorize the John Hancock Company to deduct the monthly premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

Transit Routing Number__________________________
PC Control Number (If an existing account)_________
Bank Account Number__________________________________________
EFTS Transfer Code____
Name(s) of Depositor(s)__________________________
Signature(s) of Depositor(s)___________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE
--------------------------------------------------------------------------------
I. COMPLETE FOR MILITARY CASES
1.  Permanent U.S. Residence________________________________________________
2.  Pay Grade____________________
3.  Soc. Sec. or ID# of person entering allotment___________________________
4.  Anticipated date of discharge or retirement__________month___________year
--------------------------------------------------------------------------------
II. COMPLETE FOR JUVENILE OR CHILDREN'S INSURANCE
1.  Did you see the Proposed Insured/Child?
    [_]Yes  [_]No (If not, explain on additional sheet of paper.)
2. With whom does Proposed Insured/Child reside? Name_________________________________________________
    Relationship to Proposed Insured/Child__________________________
3. Is Proposed Insured in school?     [_]Yes  (Grade_____)    [_]No
4. Amount of life insurance in force or applied for on the:
   Father $________________    Mother $________________
5. Are all siblings under age 15 insured for at least this amount?
   [_]Yes    [_]No (If not, explain on additional sheet of paper.)
--------------------------------------------------------------------------------
III. COMPLETE FOR ALTERNATE PREMIUM PAYMENT PLAN POLICIES
1. Alternate premium payment payment plan testing should begin at year______ (Same year should be indicated on page 11.)
2.   Has the Policyowner read and signed page 11 of this application?
     [_]Yes     [_]No
--------------------------------------------------------------------------------
IV.  COMPLETE FOR MODIFIED ENDOWMENTS
1.   Does the sales illustration show that the policy applied for is a Modified
     Endowment Contract (MEC)?   [_]Yes     [_]No
2.   If yes, has the Policyowner signed the MEC Acknowledgment Form on Page 12?
     [_]Yes     [_]No
--------------------------------------------------------------------------------
V.   COMPLETE FOR BUSINESS INSURANCE
1.   Authorized officer signing the application
     Name___________________________    Title___________________________
2. Amount of business insurance already in force on Proposed Insured $________________________
3. Proposed Insured's total compensation from the business for each of the last two years.
     Year_________  Compensation $______________
     Year_________  Compensation $______________
4. Total book value of business   $______________________
5. Total market value of business $______________________
6. Year founded or incorporated _________________________
7. % of business owned by Proposed Insured _____________%
--------------------------------------------------------------------------------
VI.  COMPLETE FOR ADVANCED SALES CASES
1. Does this insurance satisfy one of the estate and business needs listed
   below?   [_]Yes      [_]No
   If yes, check one need catagory and one sales concept, if applicable.
   1   [_]Estate Conservation
       a [_] Irrevocable Trust Owned
       b [_] Adult Children Owned
   2   [_]Business Continuation
       c [_] Stock Redemption
       d [_] Stock Purchase
   3   [_]Qualified Retirement Plan (Pension, Profit Sharing, 401(k), HR-10)
   4   [_]Individually Owned Insurance
       e [_] Collateral Assignment Split Dollar
       f [_] Executive Bonus
   5   [_]Non-Qualified Retirement Plan
       g [_] Salary Continuation
       h [_] True Deferral
       i [_] Death Benefit Only
       j [_] Severance Benefit
   6   [_]Corporate Owned Insurance
       k [_] Endorsement Split Dollar
       l [_] Key Person
       m [_] Business Loan
   7   [_]Charitable Insurance
--------------------------------------------------------------------------------
VII. COMPLETE FOR COLLEGE SAVINGS PLUS
1. Is this insurance part of a College Savings Plus Plan?   [_]Yes      [_]No
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        REQUEST TO USE POLICY VALUES TO PAY PREMIUMS (TRADITIONAL ONLY)
--------------------------------------------------------------------------------
I elect to have my policy premiums paid by non-guaranteed policy values, if sufficient, beginning in the year selected below. This payment option is possible only if future dividend and/or cash values are large enough to pay the required premium which is due each year. Lower dividends, policy loans, or withdrawals taken from the policy could cause additional premiums to be required. John Hancock recommends that I review illustrations using various dividend projections to understand how actual dividend experience may affect the policy values and payment schedule.
--------------------------------------------------------------------------------
ALTERNATE PREMIUM PAYMENT PLAN COMMENCEMENT
--------------------------------------------------------------------------------
I elect to have the Alternate Premium Payment Plan begin in policy year______. This year is based upon an illustration at issue assuming (circle one) CURRENT or REDUCED dividend scale (Indicate reduction from current scale by ___% interest).

At the beginning of the year indicated above, John Hancock will test my policy using the dividend scale in effect at that time. If the test shows that projected policy values are adequate to pay all future premiums based on that current dividend scale, my premiums will be eligible to be paid from policy values. If the test shows that projected policy values are not adequate to pay all future premiums, the test will continue to be repeated each year. Policy premiums will be eligible to be paid in the earliest year when values are shown to be sufficient to pay all future premiums.

John Hancock will notify me in writing when my policy becomes eligible for this payment option. At that time i may choose to allow the Alternate Premium Payment Plan to begin, or I may choose to continue to pay premiums in cash to further build my policy's values.
--------------------------------------------------------------------------------
ALTERNATE PREMIUM PAYMENT PLAN MECHANICS
--------------------------------------------------------------------------------
When I elect the Alternate Premium Payment Plan, policy values will be applied in the following order to pay the premium amount due:

 1.  Dividends declared for payment on the policy anniversary;

 2.  Amounts accumulated, if any, of dividends on deposit;

 3.  Surrender value of any paid-up insurance.
--------------------------------------------------------------------------------
CHANGES IN ALTERNATE PREMIUM PAYMENT PLAN STATUS
--------------------------------------------------------------------------------
Any of the following may affect my future eligibility to begin or continue to pay my premiums from policy values:

 .   Partial surrenders of paid-up additions or paid-up insurance;

 .   Policy loans;

 . Actual dividends which are less than those projected (dividends are not guaranteed);

 .   Changes in the dividend option;

 .   Any requested change to the policy that affects the premium.

John Hancock strongly recommends that I review policy illustrations using various dividend assumptions to see the impact of lower than current dividend scales and the impact on the Alternate Premium Payment Plan.

If at any time, policy values are not sufficient to pay the amount of premium then required, no policy values will be applied to pay premiums, and billing for the required premium will resume. I will be notified if that occurs.
--------------------------------------------------------------------------------
ACKNOWLEDGMENT
--------------------------------------------------------------------------------
I UNDERSTAND THAT I HAVE THE OPPORTUNITY TO USE NON-GUARANTEED POLICY VALUES TO PAY REQUIRED PREMIUM PAYMENTS. I UNDERSTAND THAT THE YEAR INDICATED ABOVE REPRESENTS THE YEAR TO BEGIN TESTING FOR THE ALTERNATE PREMIUM PAYMENT PLAN, AND THAT THIS YEAR IS NOT GUARANTEED AND DEPENDENT ON POLICY VALUES ACTUALLY AVAILABLE AT THE TIME OF THE TEST AND THE DIVIDEND SCALE THEN APPLICABLE TO MY POLICY.


Policyowner Signature __________________________  Date ________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT CONTRACTS
--------------------------------------------------------------------------------

On November 10, 1988, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) was signed by President Reagan. This law changes the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends, will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2, except on disability or if taken in the form of an annuity.

The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured will continue to be income tax free under current legislation.

This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below.

--------------------------------------------------------------------------------
POLICYOWNER ACKNOWLEDGMENT AND SIGNATURE
--------------------------------------------------------------------------------

I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

Policyowner Signature                                Date
                     ----------------------------        -----------------------

________________________________________________________________________________

--------------------------------------------------------------------------------
                 TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
--------------------------------------------------------------------------------
     PART I.-TAXPAYER IDENTIFICATION NUMBER

     Enter the Owner's taxpayer identification number in the appropriate box. For most individual taxpayers, this is the social security number.

         ------------------------------------------
              Social Security number

                      ---           ---

         ------------------------------------------

                      OR

         ------------------------------------------
              Employer identification number

                       ---

         ------------------------------------------


     PART 2.-BACKUP WITHHOLDING

     Check the appropriate box.

     (a) Owner is NOT subject to backup withholding
[_] under the provisions of section 3406(a)(l)(c) of the Internal Revenue Code.


     (b) Owner is subject to backup withholding
[_] under the provisions of section 3406(a)(l)(c) of the Internal Revenue Code.

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Certification: Under the penalties of perjury, I certify that the information provided above is true, correct, and complete.

Signature_________________________________    Date_______________
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                                    Page 12

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  REQUEST FOR PREMIUMATIC BILLING: PLEASE SEND TO AUTOMATIC COLLECTIONS, C-8
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Please make sure that the Premiumatic Authorization on Page 10 is completed and signed.

Name of Insured ____________________     Policy Number ________________________

1. All cases: please check one of a or b
    [_] a. This is a new Premiumatic account. Please attach either 1) a blank voided check; 2) a copy of the Payor's check for the initial premium; or 3) a copy of a cancelled check.

            Note: Do not send voided check until policy is issued.

    [_] b. This is an addition to an existing Premiumatic account.
        Control Number_________________________________________________________

2. Required for FlexV, UL, MVL
    Please place policy on Premiumatic effective _____ / _____.

3. If you have other comments, please check here: [_] and use reverse side.

   Agency Name __________________________   Ord Code __________________________

   Submitted by _________________________   Date ______________________________
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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

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             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT
--------------------------------------------------------------------------------
 . This Receipt and Conditional Temporary Insurance Agreement is governed by
  Agreement B of the application bearing the same number as this receipt.

 . There is a TOTAL temporary insurance coverage limit of $250,000 on all applications pending on each person proposed for insurance with John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company, regardless of the number of applications, and the face amounts of the policies applied for.

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                                                                    6861590
  Proposed Insured ______________________     Application Number _______________

  Plan ___________________________________    Date _____________________________

  Received from________________ the sum of $_____________ paid with application to John Hancock Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

    Please make all premium checks payable to the company under which your application is being made (John Hancock Mutual Life or John Hancock Variable
    Life), at John Hancock Place, Boston, MA. Do not make check payable to the agent or leave the payee blank.

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Conditions of Temporary Insurance Coverage. 1) The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) The following questions are answered "NO."

   a. In the past two years, has any person proposed for insurance consulted a physician, been diagnosed with, or had treatment for heart disease, stroke, or cancer?_______

   b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)?_______

   c. Within the past 5 years has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance?_______

   d. In the past 3 years has any person had a driving license suspended or revoked?_______

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for on each person excluding the amount payable under Option 1 of the Paid Up Insurance Rider, if applied for, unless the amount received with the application is equal to or greater than (i) the Minimum Temporary Insurance Premium plus (ii) the Lump Sum Payment shown on Page 2 (Traditional/Term) in Box 1; and 2) $250,000. However, the amount of coverage will never exceed $250,000 LESS the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Mutual Life Insurance Company or John Hancock Variable Life Insurance Company in connection with any insurance application pending on the proposed insured as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured's death results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury while sane, or self-inflicted injury while insane.

                            (continued on reverse)

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                                    Page 13

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                  REQUEST FOR PREMIUMATIC BILLING (CONTINUED)
--------------------------------------------------------------------------------
Special Premiumatic Requests:









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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Receipt and Conditional Temporary Insurance Agreement (continued)

Fraud Warning. Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:

 1) The commencement of coverage under the policy issued on the basis of the application.

 2) The date the Applicant refuses to accept the policy as offered for delivery.

 3) The date the application is declined or deemed declined (Policy is deemed declined if not approved within 60 days of the latest Completion Date.). Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Policy. Coverage under any policy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

 1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and

 2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

  (check one)    [ ] John Hancock Mutual Life Insurance Company
                 [ ] John Hancock Variable Life Insurance Company


------------------------------------       ------------------------------------
PROPOSED INSURED               DATE        MARKETING REPRESENTATIVE       DATE
--------------------------------------------------------------------------------

 (To be used in event of refund of payment)

 Received of the John Hancock Company, Boston, Massachusetts, the sum of $_____. The amount mentioned in the receipt on the reverse side hereof.

 Date _____________________________, 19______  _________________________________

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                                    Page 14